1 United Stationers Inc. Earnings Presentation Fourth Quarter 2013 February 14, 2014 Exhibit 99.2

February 14, 2014 2
Forward Looking Statements and
Non-GAAP Measures
This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature.  These statements are based on management’s current expectations, forecasts and assumptions.  This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here.  These risks and uncertainties include, but are not limited to the following: United’s reliance on key customers, and the risks inherent in continuing or increased customer concentration; end-user demand for products in the office, technology and furniture product categories may continue to decline; prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-
reduction and margin-enhancement initiatives; United’s reliance on supplier allowances and promotional incentives; United’s reliance on independent resellers for a significant percentage of its net sales and, therefore, the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of supply chain disruptions or changes in key suppliers’ distribution strategies; United’s ability to maintain its existing information technology systems and the systems and eCommerce services that it provides to customers, and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the creditworthiness of United’s customers; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s success in effectively identifying, consummating and integrating acquisitions; the risks and expense associated with United’s obligations to maintain the security of private information provided by United’s customers; the costs and risks related to compliance with laws, regulations and industry standards affecting United’s business; the availability of financing sources to meet United’s business needs; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.
Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings.  The forward-looking information in this presentation is made as of this date only, and the company does not undertake to update any forward-looking statement.  Investors are advised to consult any further disclosure by United regarding the matters discussed in this presentation in its filings with the Securities and Exchange
Commission and in other written statements it makes from time to time.  It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.
* This is non-GAAP information.  A reconciliation of these items to the most comparable GAAP measures is presented on the company’s Website
(www.unitedstationers.com) under the Investor Information section.  Except as noted, all references within this presentation to financial results are presented in accordance with U.S. Generally Accepted Accounting Principles.
Certain prior-period amounts have been reclassified to conform to the current presentation.

February 14, 2014
Headlines For the Three Months Ended
December 31, 2013
Sales were down 1.6% to $1.2 billion compared with Q4 2012.
Adjusted earnings per diluted share were $0.86*, up 5% compared with Q4
2012 EPS of $0.81.
Gross margin of $195.5 million, or 16.0% of sales, was down from $201.7 million, or 16.2% of sales, in the prior-year quarter.
Adjusted operating expenses in Q4 2013 were $137.9 million*, or 11.3%* of sales, compared with $146.3 million, or 11.8% of sales, in Q4 2012.
Adjusted operating income was up 4% to $57.5 million*, or 4.7%* of sales, compared to $55.4 million, or 4.4% of sales, in the prior-year quarter.
Adjusted net income in the current quarter was $34.5 million*, up 5%
compared with $32.9 million in Q4 2012.
3

February 14, 2014 4
Consolidated Statement of Income
For the Three Months Ended December 31, 2013 and 2012
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ thousands (except EPS) QTD Q4 2013 QTD Q4 2013 QTD Q4 2012 QTD Q4 2012 Fav (Unfav) Fav (Unfav) basis points
Net Sales 1,223,638 $  1,244,074 $  (20,436) $   (1.6%)
Gross Margin 195,456 15.97% 201,658 16.20% (6,202) (3.1%) (23)
Operating Expense 137,870 11.27% 146,304 11.76% 8,434 5.8% 49
Operating Income 57,586 4.70% 55,354 4.44% 2,232 4.0% 26
Interest & Other 2,937 4,332 1,395
Taxes 20,524 18,097 (2,427)
Net Income 34,125 $       32,925 $       1,200 $
Diluted Shares (000s) 39,915 40,406 491 1.2%
Diluted EPS 0.85 $          0.81 $          0.04 $       4.9%
Adjusted to exclude non-operating items *
Adjusted Operating Expense 137,946 $     11.27% 146,304 $     11.76% 8,358 $     5.7% 49
Adjusted Operating Income 57,510 4.70% 55,354 4.44% 2,156 3.9% 26
Adjusted Net Income 34,527 32,925 1,602 4.9%
Adjusted Diluted EPS 0.86 $          0.81 $          0.05 $       6.2%

February 14, 2014
Headlines For the 12 Months Ended December 31, 2013
Sales were flat with the prior year at $5.1 billion.
Adjusted earnings per diluted share increased 17% to $3.29*, compared with an adjusted 2012 EPS of $2.82*.
Gross margin rate of 15.5% was up from 15.2% last year.
Adjusted operating expenses were $566.3 million*, or 11.1%* of sales, compared with an adjusted $567.4 million*, or 11.2%* of sales, in 2012.
Adjusted operating income was $223.3 million*, or 4.4%* of sales, up from an adjusted $207.2 million*, or 4.1%* of sales, in the prior-year period.
Adjusted net income was $132.4 million*, compared with an adjusted $115.7 million* in the same period last year.
Net cash provided by operating activities was $74.7 million versus $189.8 million in the prior-year period.
During the year, the Company repurchased 1.7 million shares for $62.1 million and paid cash dividends of $22.3 million to common shareholders.
5

February 14, 2014
Consolidated Statement of Income
For the 12 Months Ended December 31, 2013 and 2012
6
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ thousands (except EPS) YTD Q4 2013 YTD Q4 2013 YTD Q4 2012 YTD Q4 2012 Fav (Unfav) Fav (Unfav) basis points
Net Sales 5,085,293 $  5,080,106 $  5,187 $        0.1%
Gross Margin 789,578 15.52% 774,604 15.24% 14,974 1.9% 28
Operating Expense 580,428 11.41% 573,693 11.28% (6,735) (1.2%) (13)
Operating Income 209,150 4.11% 200,911 3.96% 8,239 4.1% 15
Interest & Other 11,640 23,276 11,636
Taxes 74,340 65,805 (8,535)
Net Income 123,170 $     111,830 $     11,340 $
Diluted Shares (000s) 40,236 40,991 755 1.8%
Diluted EPS 3.06 $           2.73 $           0.33 $          12.1%
Adjusted to exclude non-operating items *
Adjusted Operating Expense 566,270 $     11.13% 567,446 $     11.16% 1,176 $        0.2% 3
Adjusted Operating Income 223,308 4.39% 207,158 4.08% 16,150 7.8% 31
Adjusted Net Income 132,397 115,703 16,694 14.4%
Adjusted Diluted EPS 3.29 $           2.82 $           0.47 $          16.7%

February 14, 2014 7
Sales by Product Category – Q4 2013
Sales Sales Sales Sales Sales
growth (decline) growth (decline) growth (decline) growth (decline) growth (decline)
Q4 2013 Q3 2013 Q2 2013 Q1 2013 Q4 2012
Category vs Q4 2012 vs Q3 2012 vs Q2 2012 vs Q1 2012 vs Q4 2011
Technology (11.1%) (1.6%) (6.3%) (5.9%) (0.1%)
Office Products (2.6%) (3.3%) (4.0%) (6.5%) 1.2%
Janitorial/
Breakroom 7.1% 3.8% 2.6% 3.0% 1.9%
Industrial 10.8% 30.4% 31.5% 35.7% 30.3%
Furniture (4.5%) (2.8%) (5.0%) (3.1%) 3.9%
Technology
29%
Office Products
26%
Janitorial/
Breakroom
28%
Furniture
6%
Industrial
11%
Q4 2013
Sales Mix

February 14, 2014 8
Sales by Channel – Q4 2013
Sales growth Sales growth Sales growth Sales growth Sales growth
(decline) (decline) (decline) (decline) (decline)
Q4 2013 Q3 2013 Q2 2013 Q1 2013 Q4 2012
Channel vs Q4 2012 vs Q3 2012 vs Q2 2012 vs Q1 2012 vs Q4 2011
Independent
& Other (1.6%) 2.8% 0.0% 0.1% 3.8%
Nationals (1.9%) (3.3%) (0.9%) (1.3%) 1.7%
Independent
& Other
88%
Nationals
12%
Q4 2013

February 14, 2014 9
Gross Margin
dollars in millions
Q4 12 Q1 13 Q2 13 Q3 13 Q4 13
Dollars $201.7 $188.5 $201.9 $203.7 $195.5
Rate 16.2% 15.1% 15.8% 15.2% 16.0%
10.0%
12.5%
15.0%
17.5%
20.0%
$150.0
$160.0
$170.0
$180.0
$190.0
$200.0
$210.0

February 14, 2014 10
Adjusted Operating Expense*
dollars in millions
Q4 12 Q1 13 * Q2 13 Q3 13 Q4 13 *
Dollars
$146.3 $148.9 $143.0 $136.3 $137.9
Rate
11.8% 11.9% 11.2% 10.2% 11.3%
7.5%
10.0%
12.5%
15.0%
$100.0
$125.0
$150.0

February 14, 2014 11
Adjusted Operating Income*
dollars in millions
Q4 12 Q1 13 * Q2 13 Q3 13 Q4 13 *
Dollars $55.4 $39.7 $58.9 $67.4 $57.5
Rate
4.4% 3.2% 4.6% 5.0% 4.7%
2.0%
3.0%
4.0%
5.0%
6.0%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0

February 14, 2014 12
Adjusted Earnings per Share*
shares in millions
Q4 12 Q1 13 * Q2 13 Q3 13 Q4 13 *
EPS $0.81 $0.56 $0.86 $1.01 $0.86
Diluted Shares
40.406 40.628 40.328 40.031 39.915
-
1.000
$-
$0.20
$0.40
$0.60
$0.80
$1.00

February 14, 2014 13
Working Capital Summary
$ Millions 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013 12/31/2013
Accounts Receivable 642.0 $         655.0 $         669.0 $         658.8 $            632.2 $            662.2 $            695.0 $          643.4 $
Inventories (LIFO) 672.3            692.9            643.6            767.2               726.2               732.2               722.8             830.3
Accounts Payable 433.7            446.6            443.0            495.3               431.9               475.2               469.9             476.1
Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 2013 Q3 2013 Q4 2013
Net Trade A/R DSO 40                  40                  40                  40                    39                    39                    39                  38
Inventory Turns 6.2                 6.4                 6.5                 5.9                   5.7                   5.9                   6.2                 5.3
A/P as % Inventory (LIFO) 65% 64% 69% 65% 59% 65% 65% 57%
A/P as % Inventory (FIFO) 56% 56% 59% 57% 52% 56% 56% 51%

February 14, 2014 14
Cash Flows
QTD QTD QTD QTD 2012 QTD QTD QTD QTD 2013
$ Millions Q1 12 Q2 12 Q3 12 Q4 12 YTD Q1 13 Q2 13 Q3 13 Q4 13 YTD
Net Income 15.1 $          27.0 $          36.8 $          32.9 $          111.8 $        13.8 $          34.7 $          40.5 $          34.2 $          123.2 $
Depreciation & Amortization 8.8 9.0 9.2 10.1 37.1 9.7 10.1 10.1 10.3 40.2
Share-based compensation 1.9 1.3 2.0 3.5 8.7 2.4 3.1 2.0 3.3 10.8
Change in Accounts Receivable 17.6 (13.2) (13.7) 31.1 21.8 26.3 (30.3) (32.9) 51.6 14.7
Change in Inventory 70.0 (21.1) 49.7 (88.2) 10.4 40.8 (9.2) 9.3 (107.5) (66.6)
Change in Accounts Payable (65.3) 12.8 (3.5) 40.3 (15.7) (63.2) 43.1 (5.4) 6.2 (19.3)
Change in Other Working Capital (2.4) 5.4 19.4 (0.5) 21.9 (30.6) 11.8 13.7 0.9 (4.2)
Change in Working Capital 19.9 (16.1) 51.9 (17.3) 38.4 (26.7) 15.4 (15.3) (48.8) (75.4) $
Other (17.8) (0.8) 7.5 4.9 (6.2) (12.6) (4.6) (3.2) (3.7) (24.1)
Cash provided by operating activities 27.9 20.4 107.4 34.1 189.8 (13.4) 58.7 34.1 (4.7) 74.7
Capital Expenditures (4.5) (5.8) (10.0) (12.5) (32.8) (9.1) (7.9) (5.8) (11.0) (33.8)
Proceeds from disposition of fixed assets 0.1 0.0 0.1 0.6 0.8 0.1 3.4 - - 3.5
Net cash used for capital expenditures * (4.4) (5.8) (9.9) (11.9) (32.0) (9.0) (4.5) (5.8) (11.0) (30.3)
Free Cash Flow * 23.5 $          14.6 $          97.5 $          22.2 $          157.8 $        (22.4) $         54.2 $          28.3 $          (15.7) $         44.4 $

February 14, 2014 15
Debt and Capitalization
$ Millions 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013 12/31/2013
Debt 512.2 $       527.1 $       455.0 $       524.4 $       537.0 $       518.5 $       507.5 $          533.7 $
Equity 682.6         689.2         710.8         738.1         755.1         760.5         796.2             825.5
Total capitalization 1,194.8 $    1,216.3 $    1,165.8 $    1,262.5 $    1,292.1 $    1,279.0 $    1,303.7 $       1,359.2 $
Debt-to-total capitalization 42.9% 43.3% 39.0% 41.5% 41.6% 40.5% 38.9% 39.3%